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                                                                    Exhibit 10.1
                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT is made as of the 1st day of January, 2002, by and between SELECT MEDICAL CORPORATION, a Delaware corporation ("Company"), having an address at 4716 Old Gettysburg Road, P. O. Box 2034, Mechanicsburg, PA 17055, and LEROY S. ZIMMERMAN, an individual ("Consultant"), having an address at 4525 Custer Terrace, Harrisburg, Pennsylvania 17110.

                                   BACKGROUND:

         A. Company and certain of its affiliates are in the business of operating medical facilities and businesses throughout the United States and Canada (collectively, the "Business").

         B. Consultant is an attorney experienced in providing regulatory advice and government relations services.

         C. Company desires to retain Consultant as an independent contractor to provide services to the Business, and Consultant desires to be retained by Company to render such services in connection with the Business, on the terms and conditions specified below.

         D. The parties hereto now desire to enter into this Agreement, which contains the terms and conditions pursuant to which Company will engage Consultant as an independent contractor.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and promises herein contained and intending to be legally bound hereby, covenant and agree as follows:

         1. Scope of Services. Subject to the terms and conditions hereinafter provided, Company engages Consultant to provide regulatory advice and government relations services as such services are from time to time identified by Company's Chief Executive Officer ("CEO") with the concurrence of Consultant. During the term of this Agreement, Consultant shall report to the CEO. If agreed upon between the CEO and Consultant, Consultant will perform such additional or different duties and services appropriate to Consultant's abilities. Consultant shall at all times comply with, and be subject to, such reasonable policies, procedures, rules and regulations as Company may establish from time to time. It is agreed by the parties hereto that all materials, concepts, systems and documents developed by Consultant hereunder (or by Company, its employees, affiliates or separate consultants) shall be and remain the exclusive property of Company, shall be treated as confidential, shall not be disclosed to others and, except to the extent consented to by Company in writing, shall not be utilized by Consultant for the benefit of Consultant or any third party.

         2. Term. The services to be performed by Consultant under this Agreement shall be performed during the period commencing January 1, 2002, and, unless this



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Agreement shall be terminated in accordance with Section 9 hereof, ending on December 31, 2002.

         3. Consideration and Payment. As consideration for the services to be performed by Consultant hereunder, Company shall pay to Consultant One Thousand Five Hundred Dollars ($1,500) per month.

         4. Expense Reimbursement. Consultant shall be entitled to reimbursement for reasonable and necessary travel expenses incurred by Consultant in connection with the services provided under this Agreement.

         5. Independent Contractor. In all matters relating to this Agreement, Consultant shall be acting as an independent contractor and not as employee of Company. Accordingly, Consultant shall not be deemed an employee for any purpose whatsoever within the meaning or application of any federal or state unemployment or insurance laws or workers' compensation laws, or otherwise. Consultant shall not be entitled to any of the benefits afforded to employees of Company or any consideration not specified in this Agreement. Consultant shall assume full responsibility for making declarations of estimated income and making all necessary payments to the federal and/or state government on account of income tax withholding and/or social security to the extent that such payments are required by law to be made. Consultant shall not have any authority to assume or create any obligation, express or implied, on behalf of Company, nor shall Consultant have authority to represent himself as an agent, employee or in any other capacity, of Company.

         6. Conflict of Interest. Except as otherwise provided herein, during the Term of this Agreement Consultant shall not act as an agent, consultant or in a liaison capacity or as an officer, employee or representative of any competitor or prospective competitor of Company or its affiliates without the prior written approval of Company. Consultant hereby warrants that there is no conflict of interest in Consultant's other employment or consulting contracts, if any, with activities to be performed hereunder, and Consultant shall advise Company if a conflict of interest arises in the future. Consultant represents and warrants that the services to be performed under this Agreement shall not result in a conflict of interest prohibited by federal or state laws or regulations.

         7. Confidential Matters. Consultant shall keep in strictest confidence all information that may be acquired in connection with, or as a result of, this Agreement. During the Term and at all times thereafter, Consultant shall not, without the prior written consent of Company, publish, communicate, divulge, disclose or use any information which has been designated by Company as proprietary or which Company, based on the surrounding circumstances, ought to treat as proprietary. Upon the expiration or earlier termination of this Agreement, Consultant shall deliver to Company all Business records, data, information and other documents, together with all copies thereof.

         8. Assignment. This Agreement is for personal services and shall not be transferred or assigned by Consultant or Company without the prior written consent of the


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other party. Notwithstanding the foregoing, Company may assign this Agreement to its parent corporation or a subsidiary or affiliate of Company without Consultant's prior written consent.

         9. Termination. Either Company or Consultant may terminate this Agreement at any time, without cause, after giving the other party hereto thirty
(30) days' prior written notice thereof.

         10. Applicable Law. Any controversy or claim arising out of or relating to this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

         11. Notices. Any notice required to be given hereunder shall be deemed to have been sufficiently given either when served personally or when sent by first-class mail addressed to the party for whom the notice is intended at such party's address set forth in this Agreement.

         12. Entire Agreement. This Agreement supersedes all prior oral and written agreements, if any, between the parties and constitutes the entire agreement between the parties with respect to the matters contained herein.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute one and the same instrument.

         14. Severability. If any provision of this Agreement or the application of any provision hereof to any person, entity or circumstance is held invalid, the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected unless the invalid provision substantially impairs the benefits of the remaining provision of this Agreement.

         IN WITNESS WHEREOF, Company and Consultant have caused this Agreement to be duly executed as of the day and year first above written.

                                          SELECT MEDICAL CORPORATION,
                                           a Delaware corporation


                                           By: /s/ Robert A. Ortenzio
                                               _________________________
                                                   Robert A. Ortenzio,
                                                   CEO & President

                                               /s/ Leroy S. Zimmerman
                                               _________________________
                                                   LEROY S. ZIMMERMAN

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